CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT
                    AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, George R. Aylward, President of Virtus Institutional Trust (formerly, Phoenix Institutional Mutual Funds) (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of
              Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.  The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:         September 3, 2009                 /s/ George R. Aylward
              -----------------                 --------------------------------
                                                George R. Aylward, President
                                                (principal executive officer)


I,  W.  Patrick  Bradley,  Chief  Financial  Officer  and  Treasurer  of  Virtus
Institutional  Trust  (formerly,   Phoenix   Institutional  Mutual  Funds)  (the
"Registrant"), certify that:

          1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of
              Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.  The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:         September 3, 2009                 /s/ W. Patrick Bradley
              -----------------                 --------------------------------
                                                W. Patrick Bradley, Chief
                                                Financial Officer and Treasurer
                                                (principal financial officer)